                                  FIRST AMENDMENT
                                TO CREDIT AGREEMENT

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 29, 1998, by and among NORTHWEST AIRLINES CORPORATION, a Delaware Corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks"), THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent"), and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                               W I T N E S S E T H :

          WHEREAS, Holdings, NWA, the Borrower, the Existing Banks and the Agent are parties to a Credit Agreement, dated as of May 12, 1998 (the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. On the First Amendment Effective Date (as defined below), each of the Existing Banks severally and not jointly hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each of the Existing Banks, that interest in and to each of such Existing Bank's rights and obligations in respect of the Total Revolving Loan Commitment as of the date hereof which in the aggregate represents such New Bank's PRO RATA share (for each such New Bank, its "Pro Rata Share") in the Total Revolving Loan Commitment as set forth on such Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank pursuant to this Amendment. After giving effect to this Amendment, each Bank's Revolving Loan Commitment will be as set forth on Schedule C hereto.

          2. In accordance with the requirements of Section 11.04(b) of the Credit Agreement, on the First Amendment Effective Date, (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) the Borrower agrees that it will issue an appropriate Revolving Note to each Bank in conformity with the requirements of Section
1.05 of the Credit Agreement.

          3. On and after the First Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule D hereto.

          4. Each Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings or any of its Subsidiaries or the performance or observance by Holdings or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          5. Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) if it is organized under the laws of a jurisdiction outside of the United States, represents and warrants that it has submitted the forms described in
Section 11.04(b) of the Credit Agreement.

          6. Notwithstanding anything to the contrary in Section 11.17 of the Credit Agreement, the Agent shall record the transfers contemplated hereby in the Register.

          7. In order to induce the Agent, the Existing Banks and the New Banks to enter into this Amendment, each of Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the

First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          8. This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

          9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when Holdings, NWA, the Borrower, the Agent, the Required Banks (before giving effect to this Amendment), each Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

          12. Notwithstanding Section 11 of this Amendment, if for any reason any New Bank shall not have signed a counterpart hereof and delivered the same to the Agent at the Notice Office in each case on or prior to May 29, 1998, then, if the Required Banks (before giving effect to this Amendment) agree, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Bank and such New Bank's relevant Pro Rata Share shall be reallocated among the Existing Banks in such manner as such Existing Banks shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

          13. From and after the First Amendment Effective Date all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or any Credit Document shall be deemed to be references to such Credit Agreement or such Credit Document as amended hereby.


                                  *      *      *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.


                                   NORTHWEST AIRLINES CORPORATION


                                   By   /s/ Joseph E. Francht
                                      -----------------------------------------
                                        Title: Senior Vice President - Finance
                                               and Treasurer


                                   NWA INC.


                                   By   /s/ Joseph E. Francht
                                      -----------------------------------------
                                        Title: Senior Vice President - Finance
                                               and Treasurer


                                   NORTHWEST AIRLINES, INC.

                                   By   /s/ Joseph E. Francht
                                      -----------------------------------------
                                        Title: Senior Vice President - Finance
                                               and Treasurer

                                   EXISTING BANKS:

                                   THE CHASE MANHATTAN BANK
                                        Individually and as Agent

                                   By   Illegible
                                      -------------------------------------
                                        Title:

                                   ABN AMRO BANK N.V.,
                                        CHICAGO BRANCH

                                   By:  /s/ Lukas Vander Hoef
                                      -------------------------------------
                                        Title: Vice President

                                   BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                        ASSOCIATION

                                   By:  /s/ Craig S. Munro
                                      -------------------------------------
                                        Title: Managing Director

                                   BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO
                                        BRANCH

                                   By:  /s/ Hajime Watanabe
                                      -------------------------------------
                                        Title: Deputy General Manager

                                   BANKERS TRUST COMPANY

                                   By:  /s/ Robert R. Telesca
                                      -------------------------------------
                                        Title: Assistant Vice President

                                   CITICORP USA, INC.

                                   By:  Illegible
                                      -------------------------------------
                                        Title:

                                   CREDIT LYONNAIS, NEW YORK BRANCH

                                   By:  /s/ Philippe Soustra
                                      -------------------------------------
                                        Title: Senior Vice President

                                   CREDIT SUISSE FIRST BOSTON

                                   By:  /s/ Robert N. Finney
                                      -------------------------------------
                                        Title: Managing Director

                                   THE FUJI BANK, LIMITED

                                   By:  /s/ Peter L Chinnici
                                      -------------------------------------
                                        Title: Joint General Manager

                                   LEHMAN COMMERCIAL PAPER INC.

                                   By:  Illegible
                                      -------------------------------------
                                        Title:

                                   ROYAL BANK OF CANADA

                                   By:  /s/ D. W. Naquin
                                      -------------------------------------
                                        Title: Senior Manager

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:  /s/ Mark A. Olmon
                                      -------------------------------------
                                        Title: Vice President

                                   NEW BANKS:

                                   THE BANK OF NEW YORK

                                   By:  /s/ Richard A. Raffetto
                                      -------------------------------------
                                        Title: Vice President

                                   THE MITSUBISHI TRUST & BANKING CORPORATION,
                                        NEW YORK BRANCH

                                   By:  /s/ Scott J. Paige
                                      -------------------------------------
                                        Title: Senior Vice President

                                   BANQUE NATIONALE DE PARIS

                                   By:  /s/ Arnaud Collin du Bocage
                                      -------------------------------------
                                        Title: Executive Vice President and
                                               Branch Manager

                                   THE SUMITOMO BANK, LIMITED,
                                     CHICAGO BRANCH

                                   By:  /s/ Ken-Ichiro Kobayashi
                                      -------------------------------------
                                        Title: Joint General Manager

                                   THE SUMITOMO TRUST & BANKING CO.,
                                     LOS ANGELES AGENCY

                                   By:  /s/ Eleanor Chan
                                      -------------------------------------
                                        Title: Manager and Vice President

                                   PARIBAS

                                   By:  /s/ Chuck Irwin
                                      -------------------------------------
                                        Title: Vice President

                                   THE BANK OF NOVA SCOTIA, ATLANTA
                                     AGENCY

                                   By:  /s/ P. C. H. Ashby
                                      -------------------------------------
                                        Title: Senior Manager Loan Operations

                                   FIRST COMMERCIAL BANK


                                   By:  /s/ Vincent T. C. Chen
                                      -------------------------------------
                                        Title: Senior Vice President and
                                               General Manager

                                   THE TOKAI BANK, LIMITED

                                   By:  /s/ Shusui Toyoda
                                      -------------------------------------
                                        Title: General Manager

                                                                      SCHEDULE A
                                                                          to
                                                                         First
                                                                       AMENDMENT


                                     NEW BANKS

THE BANK OF NEW YORK

THE MITSUBISHI TRUST & BANKING CORPORATION, NEW YORK BRANCH

BANQUE NATIONALE DE PARIS

THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH

THE SUMITOMO TRUST & BANKING CO., LOS ANGELES AGENCY

PARIBAS

THE BANK OF NOVA SCOTIA, ATLANTA AGENCY

FIRST COMMERCIAL BANK

THE TOKAI BANK, LIMITED

                                                                      SCHEDULE B
                                                                          to
                                                                         First
                                                                       AMENDMENT


                                RELEVANT PERCENTAGES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  Revolving Loan Commitment
                                                  -------------------------
                Bank                                    Pro Rata Share
                ----                                    --------------
--------------------------------------------------------------------------------
 The Chase Manhattan Bank                                 7.05833%

--------------------------------------------------------------------------------
 Bankers Trust Company                                    6.85833%

--------------------------------------------------------------------------------
 US Bank                                                  6.75833%

--------------------------------------------------------------------------------
 ABN Amro Bank N.V., Chicago Branch                       6.75833%

--------------------------------------------------------------------------------
 Bank Of America National Trust &                         6.75833%
 Savings Association

--------------------------------------------------------------------------------
 Citicorp USA, Inc.                                       6.75833%

--------------------------------------------------------------------------------
 Bank Of Tokyo-Mitsubishi, Ltd.,                          6.75833%
 Chicago Branch

--------------------------------------------------------------------------------
 Credit Lyonnais                                          6.75833%

--------------------------------------------------------------------------------
 Credit Suisse First Boston                               6.75833%

--------------------------------------------------------------------------------
 The Fuji Bank, Limited                                   6.75833%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Lehman Brothers                                          6.75833%

--------------------------------------------------------------------------------
 Royal Bank of Canada                                     6.75833%

--------------------------------------------------------------------------------
 The Bank of New York                                     2.50000%

--------------------------------------------------------------------------------
 The Bank of Nova Scotia                                  2.50000%

--------------------------------------------------------------------------------
 Banque Nationale de Paris                                2.50000%

--------------------------------------------------------------------------------
 The Mitsubishi Trust & Banking Corp.                     2.50000%

--------------------------------------------------------------------------------
 The Sumitomo Bank, Ltd.                                  2.50000%

--------------------------------------------------------------------------------
 Banque Paribas                                           1.50000%

--------------------------------------------------------------------------------
 First Commercial Bank.                                   1.50000%

--------------------------------------------------------------------------------
 The Sumitomo Trust & Banking Co.,                        1.50000%
 Ltd.

--------------------------------------------------------------------------------
 The Tokai Bank, Limited                                  1.50000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      SCHEDULE C
                                                                          to
                                                                         FIRST
                                                                       AMENDMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Bank                         Revolving Loan Commitment
                 ----                         -------------------------
--------------------------------------------------------------------------------
 The Chase Manhattan Bank                           70,583,333.34

--------------------------------------------------------------------------------
 Bankers Trust Company                              68,583,333.33

--------------------------------------------------------------------------------
 US Bank                                            67,583,333.33

--------------------------------------------------------------------------------
 ABN Amro Bank N.V., Chicago Branch                 67,583,333.33

--------------------------------------------------------------------------------
 Bank Of America National Trust &                   67,583,333.33
 Savings Association

--------------------------------------------------------------------------------
 Citicorp USA, Inc.                                 67,583,333.33

--------------------------------------------------------------------------------
 Bank Of Tokyo-Mitsubishi, Ltd.,                    67,583,333.33
 Chicago Branch

--------------------------------------------------------------------------------
 Credit Lyonnais                                    67,583,333.33

--------------------------------------------------------------------------------
 Credit Suisse First Boston                         67,583,333.33

--------------------------------------------------------------------------------
 The Fuji Bank, Limited                             67,583,333.33

--------------------------------------------------------------------------------
 Lehman Brothers                                    67,583,333.33

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Royal Bank of Canada                               67,583,333.33

--------------------------------------------------------------------------------
 The Bank of New York                               25,000,000.00

--------------------------------------------------------------------------------
 The Bank of Nova Scotia                            25,000,000.00

--------------------------------------------------------------------------------
 Banque Nationale de Paris                          25,000,000.00

--------------------------------------------------------------------------------
 The Mitsubishi Trust & Banking Corp.               25,000,000.00

--------------------------------------------------------------------------------
 The Sumitomo Bank, Ltd.                            25,000,000.00

--------------------------------------------------------------------------------
 Banque Paribas                                     15,000,000.00

--------------------------------------------------------------------------------
 First Commercial Bank.                             15,000,000.00

--------------------------------------------------------------------------------
 The Sumitomo Trust & Banking Co.,                  15,000,000.00
 Ltd.

--------------------------------------------------------------------------------
 The Tokai Bank, Limited                            15,000,000.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      SCHEDULE D
                                                                              to
                                                                           FIRST
                                                                       AMENDMENT

                               BANK ADDRESSES
                               --------------

ABN AMRO N.V., Chicago Branch          135 South LaSalle Street
                                       Chicago, Illinois 60603
                                       Attn: Lukas Van Der Hoef
                                       Tel: (312) 904-5221
                                       Fax: (312) 606-8428

                                       Copy To:

                                       135 South LaSalle Street
                                       Chicago, Illinois 60603
                                       Attn: John Lewis
                                       Tel: (312) 904-2946
                                       Fax: (312) 606-8428

Bank of America National Trust &       231 South LaSalle Street
Savings Association, A National        Chicago, IL  60697
Banking Association                    Attn:  Elizabeth Nolan
                                       Tel:  (312) 828-1292
                                       Fax:  (312) 828-1997

                                       555 South Flower Street, 11th Floor
                                       Los Angeles, CA 90071
                                       Attn: Carolyn Simmons
                                       Tel:  (213) 228-2832
                                       Fax:  (213) 228-2756

The Bank of New York                   One Wall Street, 19th Floor
                                       New York, NY 10286
                                       Attn:   Richard Raffeto
                                       Tel:  (212) 635-8044
                                       Fax:  (212) 635-1208

The Bank of Nova Scotia, Atlanta       181 West Madison Street, Ste. 3700
Agency                                 Chicago, IL 60602
                                       Attn:   Sarish Patel
                                       Tel:  (312) 201-4188
                                       Fax:  (312) 201-4108

The Bank of Tokyo-Mitsubishi, Ltd.     227 West Monroe Street
  Chicago Branch                       Suite 2300
                                       Chicago, Illinois 60606
                                       Attn: Michael W. Kempel
                                       Tel: (312) 696-4682
                                       Fax: (312) 696-4535/4533

                                       Copy To:

                                       227 West Monroe Street
                                       Suite 2300
                                       Chicago, Illinois  60606
                                       Attn: Gus C. Browne II
                                       Tel: (312) 696-4670
                                       Fax: (312) 696-4535/4533

Bankers Trust Company                  233 South Wacker Drive,
                                       Suite 8400
                                       Chicago, Illinois  60606
                                       Attn: Jonathan O. Salkin
                                       Tel: (312) 993-8102
                                       Fax: (312) 993-8218

                                       233 South Wacker Drive,
                                       Suite 8400
                                       Chicago, Illinois 60606
                                       Attn:  Linda Stahulak
                                       Tel:  (312) 993-8109
                                       Fax:  (312) 993-8114

Banque Nationale De Paris              209 South LaSalle Street, Ste. 500
                                       Chicago, IL 60604
                                       Attn:   Jo Ellen Bender
                                       Tel: (312) 977-2225
                                       Fax: (312) 977-1380

Chase Securities Inc.                  Global Syndicated Finance - 5th Floor
                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:  Marc S. Allinson
                                       Tel:   (212) 270-3658
                                       Fax:  (212) 270-1063

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:   Deborah Davey
                                       Tel:  (212) 270-9316
                                       Fax:  (212) 270-1063

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:   John Kuhn
                                       Tel:  (212) 270-1656
                                       Fax:  212) 270-1063

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:   Adam Reinmann
                                       Tel:  (212) 270-9801
                                       Fax:  (212) 270-1063

                                       Aerospace Group - 38th Floor

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:  Mathis Shinnick
                                       Tel:  (212) 270-3622
                                       Fax:  (212) 270-6040

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:  Mathew H. Massie
                                       Tel:  (212) 270-5432
                                       Fax:  (212) 270-5100

                                       Legal Dept. - 39th Floor

                                       270 Park Avenue
                                       New York, NY  10017
                                       Attn:   Jacqueline F. Stein
                                       Tel:  (212) 270-6505
                                       Fax:  (212) 270-2934

Citicorp USA, Inc.                     399 Park Avenue
                                       New York, New York  10043
                                       Attn: John King
                                       Tel: (212) 559-6413
                                       Fax: (212) 793-3734

                                       399 Park Avenue
                                       New York, New York  10043
                                       Attn: Tom Boyle
                                       Tel: (212) 559-6149
                                       Fax: (212) 793-6303

                                       Copy To:

                                       399 Park Avenue
                                       New York, NY 10043
                                       Attn: Portfolio Management
                                       Tel:  (212) 559-6413
                                       Fax:  (212) 793-3734

Credit Lyonnais
  New York Branch                      1301 Avenue of the Americas
                                       New York, New York 10019
                                       Attn: Bertrand Cousin
                                       Tel: (212) 261-7363
                                       Fax: (212) 261-7368

                                       1301 Avenue of the Americas
                                       New York, New York 10019-6002
                                       Attn:  Michael Vitiello
                                       Tel: (212) 261-7051
                                       Fax: (212) 459-3187

Credit Suisse First Boston             11 Madison Avenue,
                                       19th Floor
                                       New York, New York  10010
                                       Attn:  Robert Finney
                                       Tel:  (212) 325-9038
                                       Fax:  (212) 325-8319

First Commercial Bank                  Two World Trade Center, Ste. 7868
                                       New York, NY 10048
                                       Attn:   Jeffrey Wang
                                       (212)   432-6590
                                       (212)   432-7250

The Fuji Bank, Limited                 225 West Wacker Drive
                                       Suite 2000
                                       Chicago, Illinois 60606
                                       Attn: James Fayen
                                       Tel: (312) 621-0397
                                       Fax: (312) 621-0539

                                       Copy To:

                                       225 West Wacker Drive
                                       Suite 2000
                                       Chicago, Illinois  60606
                                       Attn: Lee Prewitt
                                       Tel: (312) 419-3664
                                       Fax: (312) 621-0539

Lehman Brothers                        190 South LaSalle Street
                                       Chicago, IL  60603
                                       Attn:  John Gramins
                                       Tel:  (312) 609-8245
                                       Fax:  (312) 609-8249

                                       Copy To:

                                       3 World Financial Center
                                       New York, NY  10285-0900
                                       Attn:  Chris Ryan
                                       Tel:  (212) 526-6304

The Mitsubishi Trust & Banking
Corporation                            520 Madison Avenue
                                       New York, NY 10022
                                       Attn:   Scott Paige
                                       Tel:  (212) 891-8216
                                       Fax:  (212) 644-6825

Paribas                                1200 Smith Street, Suite 3100
                                       Houston, TX 77002
                                       Attn:   Chuck Irwin
                                       Tel:  (713) 659-4811
                                       Fax:  (713) 659-5234

Royal Bank of Canada                   New York Branch
                                       Financial Square, 23rd Floor
                                       32 Old Slip
                                       New York, New York  10005-3531
                                       Attn: Manager, Credit Admin.
                                       Tel: (212) 428-6305
                                       Fax: (212) 428-2372

                                       Copy To:

                                       One Liberty Plaza, 4th Floor
                                       New York, New York  10006-1404
                                       Attn: Kristin Jaffe, Senior Manager
                                       Tel: (212) 428-6217
                                       Fax: (212) 428-6459

The Sumitomo Bank Limited,
   Chicago Branch                      233 South Wacker Drive
                                       Suite 4800
                                       Chicago, IL 60606-6448
                                       Attn:   Gary Rabishaw
                                       Tel.:  (312) 879-7697
                                       Fax:  (312) 876-6436

The Sumitomo Trust & Banking Co.,
  Ltd., Los Angeles Agency             333 South Grand Street, Suite 5300
                                       Los Angeles, CA 90071
                                       Attn:  Gary Rubishaw
                                       Tel:  (312) 879-7697
                                       Fax:  (312) 876-6436

Tokai Bank Ltd.                        181 Madison Street, Suite 3600
                                       Chicago, IL 60602
                                       Attn:   Hideyuki Lio
                                       Tel:  (312) 456-3441
                                       Fax:  (312) 977-0003

U.S. Bank  National Association        601 Second Avenue South, 7th Floor
                                       Minneapolis, MN 55402-4302
                                       Attn: Mark Olman
                                       Tel:  (612) 973-1085
                                       Fax:  (612)  973-0825